                                                                   EXHIBIT 10.12


                                                                     (Version A)

                               KAYDON CORPORATION
                    CHANGE IN CONTROL COMPENSATION AGREEMENT


         AGREEMENT made and executed
                                    _________________________, 1995 between
KAYDON CORPORATION, a Delaware corporation, 19345 US 19 North, Clearwater, Florida 34624 (Kaydon), and _______________________________, (the Executive).


         The Board of Directors of Kaydon has recommended and approved that Kaydon enter into agreements providing for compensation under certain circumstances after a change in control.

         Executive is a key executive of Kaydon or one or more of its subsidiaries and has been selected by the Compensation Committee to enter into this Agreement.

         In the event Kaydon should become subject to any proposed or threatened Change in Control (as defined below), the Board of Directors of Kaydon believes it is imperative that Kaydon and the Board of Directors be able to rely upon Executive to continue in his position, and that Kaydon be able to receive and rely upon his advice, if requested, as to the best interests of Kaydon and its stockholders, without concern that he might be distracted by the personal uncertainties and risks created by such a proposal or threat.

         In the event Kaydon should receive any such proposal, in addition to Executive's regular duties, he may be called upon to assist in the assessment of such proposals, advise management and the Board of Directors as to whether such proposal would be in the best interests of Kaydon and its stockholders, and to take such other actions above and beyond his regular duties as the Board might determine to be appropriate.

         To assure Kaydon that it will have the continued dedication of Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of an effort to take over control of Kaydon, and to induce Executive to remain in the employ of Kaydon and for other good and valuable consideration, Kaydon and Executive agree as follows:

1. Services During Certain Events. In the event a third person begins a tender or exchange offer, circulates a proxy to stockholders, or takes other steps to effect a Change in Control (as defined below), Executive agrees that he will not voluntarily leave the employ of Kaydon or the subsidiary then employing him on less than three months written notice to the Chairman of the Board of Kaydon, will render the services expected of his position, and will act in all things related to the interests of the shareholders of Kaydon until the third person has abandoned or terminated the efforts to effect a Change in Control or until a Change in Control has occurred.

2.       Termination Following Change in Control.  Except as provided in
         Section 4, Kaydon will provide or cause to be provided to Executive the rights and benefits described in Section 3 in the event that Executive's employment is terminated under the circumstances stated in
         (a) or

         (b) below at any time within three years following a Change in Control (as that term is defined in this Section 2) which occurs during the original term of this Agreement or prior to or during any renewal term as set forth in Section 6:

         (a) By Kaydon. By Kaydon or the subsidiary employing Executive for reasons other than for "cause" (as such term is defined in Section 4) and other than as a consequence of Executive's death, permanent disability or attainment of the normal retirement date as provided under the Kaydon Corporation Retirement Plan (the Retirement Plan) as in effect immediately preceding such date (Normal Retirement Date); or

         (b) By Executive. By Executive following the occurrence of any of the following events:

                 (i) The assignment of Executive to any duties or responsibilities that are a reduction of or are materially inconsistent with his position, duties, responsibilities or status immediately preceding such Change in Control; or a change in his reporting responsibilities or titles in effect at such time resulting in a reduction of his responsibilities or position;

                 (ii) The reduction of Executive's annual salary, projected or target annual bonus (including any deferred portions of it), level of benefits (except for a reduction uniformly applicable to all similarly situated executives), target long-term incentives, stock options, projected Supplemental Executive Retirement Plan benefits, or supplemental compensation;

                 (iii) The transfer of Executive to a location at least fifty miles from his present location requiring a change in his residence or a material increase in the amount of travel normally required of Executive in connection with his employment.

         (c) For purposes of this Agreement, a "Change in Control" is deemed to have occurred as of the first day that any one or more of the following conditions has been satisfied:

                 (i) Any person (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of
                          1934)(other than those persons in control of Kaydon as of the effective date of the Change in Control Agreement, or other than a trustee or other fiduciary holding securities under an employee benefit plan of Kaydon, or a corporation, partnership, or other entity owned directly or indirectly by the stockholders of Kaydon in substantially the same proportions as their ownership of stock of Kaydon) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of securities of Kaydon representing twenty percent (20%) or more of the combined voting power of Kaydon's then outstanding securities; or

                 (ii) During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by Kaydon's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or

                 (iii) The stockholders of Kaydon approve or there is otherwise implemented: (A) a plan of complete liquidation of Kaydon; (B) an agreement for the sale or disposition of all or substantially all of Kaydon's assets to a party not within a "controlled group of corporations" (as defined in Section 1563 of the Internal Revenue Code of 1986, as amended) in which Kaydon is a member; or (C) a merger, consolidation, or reorganization of Kaydon with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of Kaydon outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of Kaydon (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

                 Notwithstanding those rules, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change- in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

3. Rights and Benefits Upon Termination. In the event of the termination of Executive's employment under any of the circumstances set forth in
         Section 2 (Termination), Kaydon agrees to provide or cause to be provided to Executive the following rights and benefits:

         (a) Salary and Other Payments at Termination. Executive shall be entitled to receive payment in cash in the amount of 3 times Executive's Compensation (as such term is defined in this Section 3(a)).

                 (i) Payment shall be made in a lump sum no later than the first day of the second month following Termination.

                 (ii) If Executive dies prior to the time all payments which may otherwise have been due to Executive, under this Section 3(a) or otherwise in this agreement, have been made, then as soon as practicable after such death but in no event later than three months thereafter, Kaydon shall pay in a lump sum in cash all sums not distributed to Executive prior to his death. Payment shall be made to the beneficiary or beneficiaries (in addition to the amount of life insurance proceeds payable to each beneficiary) named as such under the life insurance plan or plans maintained by Kaydon on the date of Executive's death. If no such beneficiary is





                                      -3-
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                          named, such sums shall be paid to Executive's estate.
                          No reduction to present value of any such sums shall be made.

                 For purposes of this Agreement, "Compensation" means the greater of the Executive's base salary for the calendar year in which the Termination occurs or the preceding calendar year, plus the average bonus payable to Executive during the most recent three-year fiscal period (or the period during which the Executive has been employed by Kaydon or any of its subsidiaries if less than three years.)

         (b) Supplemental Executive Retirement Plan Benefits. Except to the extent expressly prohibited by any applicable law or regulation and notwithstanding, any restrictions or requirements provided in the Kaydon Corporation Supplemental Executive Retirement Plan (or any successor to it), Executive shall be entitled to receive all benefits previously granted to or accrued by him under that Plan, whether previously vested or not increased as provided in this subsection and at the time provided below. The Supplemental Executive Retirement Plan benefits will be computed by:

                 (i) Adding three Years of Credited Service to the Years of Credited Service otherwise credited to Executive under that Plan; and

                 (ii) Ignoring any reduction for early commencement of benefits imposed by that Plan.

                 The actuarial equivalent of the payments from the Supplemental Executive Retirement Plan determined un that Plan and this subsection (b) will be payable in a lump sum thirty (30) days from Termination. The actuarially equivalent amount shall be determined using reasonable actuarial assumptions.

                 The execution of this Change in Control Compensation Agreement constitutes an amendment of the Supplemental Executive Retirement Plan to effect these provisions.

         (c) Incentive Compensation. The Executive shall receive any incentive compensation (including but not limited to the right to receive and exercise stock options and stock appreciation rights and to receive restricted stock and grants thereof and similar incentive compensation benefits) to which Executive is entitled under all incentive compensation plans maintained by Kaydon or to which Executive would be entitled to by virtue of Executive's employment with the corporation or entity who succeeds Kaydon after a Change in Control. Without limitation of the above, the vesting and exercisability of any outstanding stock option, stock appreciation, restricted stock, or other similar incentive compensation rights shall also be accelerated to extent authorized under the terms of that option or other program and the plan under which the option or other right was granted.

         (d) Executive Incentive Plan Benefits. Any award under the Kaydon Management Incentive Compensation Plan for a prior Plan Year which has not been paid to Executive at the time of his Termination shall be paid to him within 30 days of his Termination. This payment shall be accompanied by a payment to Executive of an





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

                 amount equal to 1/12 of the greater of the projected award for the year in which Termination occurs or the award to the Executive for the most recently ended Plan Year for each full or partial month in the current Plan Year prior to the month of Executive's Termination.

         (e) Insurance and Other Special Benefits. Until the earlier of the following: the Executive's Normal Retirement Date (as defined in the Kaydon Corporation Retirement Plan) (and, in the case of medical insurance, until Executive is eligible for Parts A and B of Medicare or their equivalent, if later) or the date Executive obtains reasonably comparable life insurance, medical insurance, dental insurance, accident insurance, or disability insurance, as the case may be, at no greater cost to Executive than was the case at Kaydon Corporation, Executive shall continue to be covered by the life insurance, medical and dental insurance, and accident and disability insurance plans of Kaydon and its subsidiaries or any successor plan or program in effect at or after Termination for employees in the same class or category as was Executive prior to his Termination, subject to the terms of such plans (other than any exclusion preventing Executive's participation because he is no longer an employee) and to Executive's making any payments therefor required of employees in the same class or category as was Executive prior to his Termination.

                 (i) In the event Executive is ineligible to continue to be so covered under the terms of any such benefit plan or program (other than because of expiration of the three year coverage period described below) or in the event Executive is eligible but the benefits applicable to Executive under any such plan or program after Termination are not substantially equivalent to the benefits applicable to Executive immediately prior to Termination, then, until Executive's Normal Retirement Date (or the later date identified above), Kaydon shall provide such substantially equivalent benefits, or such additional benefits as may be necessary to make the benefits applicable to Executive substantially equivalent to those in effect before Termination, through other sources; provided, however, that if during such period Executive should enter into the employ of another company or firm which provides substantially similar benefit coverage, Executive's participation in the comparable benefit provided by Kaydon either directly or through such other sources shall cease.

                 (ii) Nothing contained in this paragraph shall be deemed to require or permit termination or restriction of any Executive's coverage under any plan or program of Kaydon or any of its subsidiaries or any successor plan or program to which Executive is entitled under the terms of such plan or program.

         (f) Outplacement Services. Executive shall be entitled to full outplacement services provided by the professional outplacement consulting firm of Executive's choosing, to a maximum cost of 15% of Executive's base salary for the calendar year preceding the calendar year in which Termination occurs.





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         (g)     Excise Tax Payment.  If any portion of the rights and benefits or any other payment under this Agreement, or under any other agreement with, or plan of, Kaydon or its subsidiaries (in the aggregate, Total Payments) would constitute an "excess parachute payment," such that a golden parachute excise tax is due, the Executive shall be entitled to, in cash, an additional payment in an amount to cover the full cost of the excise tax and the Executive's state and Federal income and employment taxes on this excise tax payment, except to the extent Kaydon is obligated to provide such additional payment to the Executive under a separate plan or agreement. This payment shall be made as soon as possible following the date of the Executive's Termination, but in no event later than thirty (30) calendar days of such date.

                 In the event the Internal Revenue Service subsequently adjusts the excise tax computation described here, Kaydon shall reimburse the Executive for the full amount necessary to make the Executive whole (less any amount received by the executive that the Executive would not have received had the computations initially been computed as subsequently adjusted), including the value of any underpaid excise tax, and any related interest and/or penalties due to the Internal Revenue Service.

                 For purposes of this Agreement, the terms "golden parachute excise tax" and "excess parachute payment," shall have the meanings assigned to such terms in Sections 280G and 4999 of the Internal Revenue Code.

         The specific arrangements referred to in this Section 3 are not intended to exclude Executive's participation in other benefit plans in which Executive currently participates or which are or may become available to executive personnel generally in the class or category of Executive or to preclude other compensation or benefits as may be authorized by the Board of Directors from time to time.

         In addition to the rights and benefits of this Section 3. and any other rights or remedies available to Executive, Kaydon shall reimburse Executive in full for all attorneys' fees and costs reasonably incurred by Executive in enforcing or seeking enforcement of this Agreement against Kaydon or in seeking damages for Kaydon's failure to fully perform its obligations under this Agreement.

4. Conditions to the Obligations of Kaydon. Kaydon shall have no obligation to provide or cause to be provided to Executive the rights and benefits described in Section 3 if either of the following events shall occur:

         (a) Termination for Cause. Kaydon shall terminate Executive's employment for "cause". For purposes of this Agreement, termination of employment for "cause" shall mean termination solely for conviction of a felony by Executive.

         (b) Resignation as Director or Officer. Executive shall fail, within a reasonable time after Termination and upon receiving a written request to do so, to resign as a director and/or officer of Kaydon and each subsidiary and affiliate of Kaydon of which he is then serving as a director and/or officer.

         In all other events, Kaydon's obligation to pay or cause to be paid to Executive the benefits and to make the arrangements provided in
         Section 3 shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set off, counterclaim, recoupment, defense or other right which Kaydon may have against him or anyone else.

         Except as provided in Section 3(e), Executive's entitlement to benefits under this plan shall not be subject to any duty to mitigate his damages by seeking further employment nor offset by any compensation which he may receive from future employment.

         All amounts payable by or on behalf of Kaydon under this agreement shall, unless specifically stated to the contrary in this agreement, be paid without notice or demand. Each and every payment made hereunder by or on behalf of Kaydon shall be final and Kaydon and its subsidiaries shall not, for any reason whatsoever, seek to recover all or any part of such payment from Executive or from whomever shall be entitled thereto.

5.       Confidentiality; Non-Solicitation; Cooperation; Consultancy.

         (a) Confidentiality. Executive agrees that at all times following Termination, he will not, without the prior written consent of Kaydon, disclose to any person, firm or corporation any confidential information of Kaydon or its subsidiaries which is now known to him or which hereafter (whether before or after his Termination) may become known to him as a result of his employment or association with Kaydon and which could be helpful to a competitor; provided, however, that the foregoing shall not apply to confidential information that becomes publicly disseminated by means other than a breach of this Agreement.

         (b) Cooperation. Executive agrees that, at all times following Termination, he will furnish such information and render such assistance and cooperation as may reasonably be requested in connection with any litigation or legal proceedings concerning Kaydon or any of its subsidiaries (other than any legal proceedings concerning Executive's employment). In connection with such cooperation, Kaydon will pay or reimburse Executive for all reasonable expenses incurred in cooperating with such requests.

         (c) Remedies for Breach. It is recognized that damages in the event of breach of this Section 5 by Executive would be difficult, if not impossible, to ascertain, and it is therefore agreed that Kaydon in addition to and without limitation of any other remedy or right it may have shall have the right to an injunction or other equitable relief in any court of competent jurisdiction enjoining any such breach, and Executive waives any and all defenses he may have on the ground of lack of jurisdiction or other equitable relief. The existence of this right shall not preclude Kaydon from pursuing any other rights and remedies at law or in equity which Kaydon may have.

6. Term of Agreement. Subject to Section 2 hereof, this Agreement shall terminate on ______________, 1998; provided, however, that this Agreement shall automatically renew for successive three-year terms unless Kaydon notifies Executive in writing at least 180 days prior to the expiration date that it does not desire to renew the Agreement for an additional term; and provided further, however, that such notice shall not be given and if given shall





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

         have no effect (i) within three years after a Change in Control or
         (ii) during any period of time when Kaydon has reason to believe that any third person has begun a tender or exchange offer, circulated a proxy to stockholders, or taken other steps or formulated plans to effect a Change in Control. That period of time ends when, in the opinion of the Board of Directors, the third person has abandoned or terminated his efforts or plans to effect a Change in Control.

7.       Miscellaneous.

         (a) Assignment. No right, benefit or interest under this agreement shall be subject to assignment, anticipation, alienation, sale, encumbrance, charge, pledge, hypothecation or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process; provided, however, that Executive may assign any right, benefit or interest under this Agreement if such assignment is permitted under the terms of any plan or policy of insurance or annuity contract governing such right, benefit or interest.

         (b) Construction of Agreement. Nothing in this Agreement shall be construed to amend any provision of any plan or policy of Kaydon other than as specifically stated here. This Agreement is not, and nothing here shall be deemed to create, an employment contract between Executive and Kaydon or any of its subsidiaries. Executive acknowledges that the rights of Kaydon and the subsidiary employing him to change or reduce at any time and from time to time his compensation, title, responsibilities, location and other aspects of the employment relationship or to discharge him prior to a Change in Control shall remain wholly unaffected by the provisions of this Agreement. No waiver by either party to this Agreement at any time of any breach by the other party to this Agreement, or noncompliance with any condition or provision of this Agreement to be performed by such other party, shall be deemed a waiver of that or of any other provision or condition. This Agreement sets forth the entire agreement of the parties on the subjects addressed here and no agreements or representations express or implied on such subjects have been made by either party which are not set forth expressly in this Agreement.

         (c) Amendment. This Agreement may not be amended, modified or cancelled except by written agreement of the parties.

         (d) Waiver. No provision of this Agreement may be waived except by a writing signed by the party to be bound there.

         (e) Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall remain in full force and effect to the fullest extent permitted by law.

         (f) Successors. This Agreement shall be binding upon and inure to the benefit of Executive and his personal representative and heirs, and Kaydon and any successor organization or organizations which shall succeed to substantially all of the business and property of Kaydon whether by means of merger, consolidation, acquisition of substantially all of the assets of Kaydon or otherwise, including by operation of law.

                 References here to duties and obligations of Kaydon following a Change in Control are binding upon and shall be the joint and several liability of Kaydon and any successor of it and all subsidiaries of Kaydon and any successors of any of them.

         (g) Taxes. Any payment or delivery required under this Agreement shall be subject to all requirements of the law with regard to withholding of taxes, filing, making of reports and the like. Kaydon shall use its best efforts to satisfy promptly all such requirements.


         IN WITNESS, the parties have executed this Agreement as of the day and year first above written.


KAYDON CORPORATION                                 EXECUTIVE


By:
   -------------------------------------           ----------------------------

   Its                                             Name of Executive
      ----------------------------------           -----------------------------

                                                                     (VERSION B)

                               KAYDON CORPORATION
                    CHANGE IN CONTROL COMPENSATION AGREEMENT



        AGREEMENT made and executed ___________________, 1995 between KAYDON CORPORATION, a Delaware corporation, 19345 US 19 North, Clearwater, Florida 34624 (Kaydon), and _______________________________, (the Executive).


         The Board of Directors of Kaydon has recommended and approved that Kaydon enter into agreements providing for compensation under certain circumstances after a change in control.

         Executive is a key executive of Kaydon or one or more of its subsidiaries and has been selected by the Compensation Committee to enter into this Agreement.

         In the event Kaydon should become subject to any proposed or threatened Change in Control (as defined below), the Board of Directors of Kaydon believes it is imperative that Kaydon and the Board of Directors be able to rely upon Executive to continue in his position, and that Kaydon be able to receive and rely upon his advice, if requested, as to the best interests of Kaydon and its stockholders, without concern that he might be distracted by the personal uncertainties and risks created by such a proposal or threat.

         In the event Kaydon should receive any such proposal, in addition to Executive's regular duties, he may be called upon to assist in the assessment of such proposals, advise management and the Board of Directors as to whether such proposal would be in the best interests of Kaydon and its stockholders, and to take such other actions above and beyond his regular duties as the Board might determine to be appropriate.

         To assure Kaydon that it will have the continued dedication of Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of an effort to take over control of Kaydon, and to induce Executive to remain in the employ of Kaydon and for other good and valuable consideration, Kaydon and Executive agree as follows:

1. Services During Certain Events. In the event a third person begins a tender or exchange offer, circulates a proxy to stockholders, or takes other steps to effect a Change in Control (as defined below), Executive agrees that he will not voluntarily leave the employ of Kaydon or the subsidiary then employing him on less than three months written notice to the Chairman of the Board of Kaydon, will render the services expected of his position, and will act in all things related to the interests of the shareholders of Kaydon until the third person has abandoned or terminated the efforts to effect a Change in Control or until a Change in Control has occurred.

2.       Termination Following Change in Control.  Except as provided in
         Section 4, Kaydon will provide or cause to be provided to Executive the rights and benefits described in Section 3 in the event that Executive's employment is terminated under the circumstances stated in
         (a) or

         (b) below at any time within three years following a Change in Control (as that term is defined in this Section 2) which occurs during the original term of this Agreement or prior to or during any renewal term as set forth in Section 6:

         (a) By Kaydon. By Kaydon or the subsidiary employing Executive for reasons other than for "cause" (as such term is defined in Section 4) and other than as a consequence of Executive's death, permanent disability or attainment of the normal retirement date as provided under the Kaydon Corporation Retirement Plan (the Retirement Plan) as in effect immediately preceding such date (Normal Retirement Date); or

         (b) By Executive. By Executive following the occurrence of any of the following events:

                 (i) The assignment of Executive to any duties or responsibilities that are a reduction of or are materially inconsistent with his position, duties, responsibilities or status immediately preceding such Change in Control; or a change in his reporting responsibilities or titles in effect at such time resulting in a reduction of his responsibilities or position;

                 (ii) The reduction of Executive's annual salary, projected or target annual bonus (including any deferred portions of it), level of benefits (except for a reduction uniformly applicable to all similarly situated executives), target long-term incentives, stock options, projected Supplemental Executive Retirement Plan benefits, or supplemental compensation;

                 (iii) The transfer of Executive to a location at least fifty miles from his present location requiring a change in his residence or a material increase in the amount of travel normally required of Executive in connection with his employment.

         (c) For purposes of this Agreement, a "Change in Control" is deemed to have occurred as of the first day that any one or more of the following conditions has been satisfied:

                 (i) Any person (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of
                          1934)(other than those persons in control of Kaydon as of the effective date of the Change in Control Agreement, or other than a trustee or other fiduciary holding securities under an employee benefit plan of Kaydon, or a corporation, partnership, or other entity owned directly or indirectly by the stockholders of Kaydon in substantially the same proportions as their ownership of stock of Kaydon) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of securities of Kaydon representing twenty percent (20%) or more of the combined voting power of Kaydon's then outstanding securities; or

                 (ii) During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board (and any new Director, whose election of Kaydon's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or

                 (iii) The stockholders of Kaydon approve or there is otherwise implemented: (A) a plan of complete liquidation of Kaydon; (B) an agreement for the sale or disposition of all or substantially all of Kaydon's assets to a party not within a "controlled group of corporations" (as defined in Section 1563 of the Internal Revenue Code of 1986, as amended) in which Kaydon is a member; or (C) a merger, consolidation, or reorganization of Kaydon with or involving any other corporation other than a merger, consolidation, or reorganization that would result in the voting securities of Kaydon outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of Kaydon (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

                 Notwithstanding those rules, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change- in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not ignificant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

3. Rights and Benefits Upon Termination. In the event of the termination of Executive's employment under any of the circumstances set forth in
         Section 2 (Termination), Kaydon agrees to provide or cause to be provided to Executive the following rights and benefits:

         (a) Salary and Other Payments at Termination. Executive shall be entitled to receive payment in cash in the amount of 3 times Executive's Compensation (as such term is defined in this Section 3(a)).

                 (i) Payment shall be made in a lump sum no later than the first day of the second month following Termination.

                 (ii) If Executive dies prior to the time all payments which may otherwise have been due to Executive, under this Section 3(a) or otherwise in this agreement, have been made, then as soon as practicable after such death but in no event later than three months thereafter, Kaydon shall pay in a lump sum in cash all sums not distributed to Executive prior to his death. Payment shall be made to the beneficiary or beneficiaries (in addition to the amount of life insurance proceeds payable to each beneficiary) named as such under the life insurance plan or plans maintained by Kaydon on the date of Executive's death. If no such beneficiary is named, such sums shall be paid to Executive's estate. No reduction to present value of any such sums shall be made.

                 For purposes of this Agreement, "Compensation" means the greater of the Executive's base salary for the calendar year in which the Termination occurs or the preceding calendar year, plus the average bonus payable to Executive during the most recent three-year fiscal period (or the period during which the Executive has been employed by Kaydon or any of its subsidiaries if less than three years).

         (b) Incentive Compensation. The Executive shall receive any incentive compensation (including but not limited to the right to receive and exercise stock options and stock appreciation rights and to receive restricted stock and grants thereof and similar incentive compensation benefits) to which Executive is entitled under all incentive compensation plans maintained by Kaydon or to which Executive would be entitled to by virtue of Executive's employment with the corporation or entity who succeeds Kaydon after a Change in Control. Without limitation of the above, the vesting and exercisability of any outstanding stock option, stock appreciation, restricted stock, or other similar incentive compensation rights shall be accelerated to the extent authorized under the terms of that option or other program and the plan under which the option was granted.

         (c) Executive Incentive Plan Benefits. Any award under the Kaydon Management Incentive Compensation Plan for a prior Plan Year which has not been paid to Executive at the time of his Termination shall be paid to him within 30 days of his Termination. This payment shall be accompanied by a payment to Executive of an amount equal to 1/12 of the greater of the projected award for the year in which Termination occurs or the award to the Executive for the most recently ended Plan Year for each full or partial month in the current Plan Year prior to the month of Executive's Termination.

         (d) Insurance and Other Special Benefits. To the earlier of three years from the date of Termination or the date Executive obtains reasonably comparable life insurance, medical insurance, dental insurance, accident insurance, or disability insurance, as the case may be, at no greater cost to Executive than was the case at Kaydon Corporation, Executive shall continue to be covered by the life insurance, medical and dental insurance, and accident and disability insurance plans of Kaydon and its subsidiaries or any successor plan or program in effect at or after Termination for employees in the same class or category as was Executive prior to his Termination, subject to the terms of such plans (other than any exclusion preventing Executive's participation because he is no longer an employee) and to Executive's making any payments therefor required of employees in the same class or category as was Executive prior to his Termination.

                 (i) In the event Executive is ineligible to continue to be so covered under the terms of any such benefit plan or program (other than because of expiration of the three year coverage period described above) or in the event Executive is eligible but the benefits applicable to Executive under any such plan or program after Termination are not substantially equivalent to the benefits applicable to Executive immediately prior to Termination, then, until the expiration of that period, Kaydon shall provide such substantially equivalent benefits, or such additional benefits as may be necessary to make the benefits applicable to Executive substantially equivalent to those in effect before Termination, through other sources; provided, however, that if during such period Executive should enter into the employ of another company or firm which provides substantially similar benefit coverage, Executive's participation in the comparable benefit provided by Kaydon either directly or through such other sources shall cease.

                 (ii) Nothing contained in this paragraph shall be deemed to require or permit termination or restriction of any Executive's coverage under any plan or program of Kaydon or any of its subsidiaries or any successor plan or program to which Executive is entitled under the terms of such plan or program.

         (e) Outplacement Services. Executive shall be entitled to full outplacement services provided by the professional outplacement consulting firm of Executive's choosing, to a maximum cost of 15% of the Executive's base salary for the calendar year preceding the calendar year in which Termination occurs.

         (f) Excise Tax Payment. If any portion of the rights and benefits or any other payment under this Agreement, or under any other agreement with, or plan of, Kaydon or its subsidiaries (in the aggregate, Total payments) would constitute an "excess parachute payment," such that a gold parachute excise tax is due, the Executive shall be entitled to, in cash, an additional payment in an amount to cover the full cost of the excise tax and the Executive's state and Federal income and employment taxes on this excise tax payment, except to the extent Kaydon is obligated to provide such additional payment to the Executive under a separate plan or agreement. This payment shall be made as soon as possible following the date of the Executive's Termination, but in no event later than thirty (30) calendar days of such date.

                 In the event the Internal Revenue Service subsequently adjusts the excise tax computation described here, Kaydon shall reimburse the Executive for the full amount necessary to make the Executive whole (less any amounts received by the executive that the Executive would not have received had the computation initially been computed as subsequently adjusted), including the value of any underpaid excise tax, and any related interest and/or penalties due to the Internal Revenue Service.

                 For purposes of this Agreement, the terms "golden parachute excise tax" and "excess parachute payment," shall have the meanings assigned to such terms in Sections 280G and 4999 of the Internal Revenue Code.

         The specific arrangements referred to in this Section 3 are not intended to exclude Executive's participation in other benefit plans in which Executive currently participates or which are or may become available to executive personnel generally in the class or category





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



         of Executive or to preclude other compensation or benefits as may be authorized by the Board of Directors from time to time.

         In addition to the rights and benefits of this Section 3. and any other rights or remedies available to Executive, Kaydon shall reimburse Executive in full for all attorneys' fees and costs reasonably incurred by Executive in enforcing or seeking enforcement of this Agreement against Kaydon or in seeking damages for Kaydon's failure to fully perform its obligations under this Agreement.

4. Conditions to the Obligations of Kaydon. Kaydon shall have no obligation to provide or cause to be provided to Executive the rights and benefits described in Section 3 if either of the following events shall occur:

         (a) Termination for Cause. Kaydon shall terminate Executive's employment for "cause". For purposes of this Agreement, termination of employment for "cause" shall mean termination solely for conviction of a felony by Executive.

         (b) Resignation as Director or Officer. Executive shall fail, within a reasonable time after Termination and upon receiving a written request to do so, to resign as a director and/or officer of Kaydon and each subsidiary and affiliate of Kaydon of which he is then serving as a director and/or officer.

         In all other events, Kaydon's obligation to pay or cause to be paid to Executive the benefits and to make the arrangements provided in
         Section 3 shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set off, counterclaim, recoupment, defense or other right which Kaydon may have against him or anyone else.

         Except as provided in Section 3(d), Executive's entitlement to benefits under this plan shall not be subject to any duty to mitigate his damages by seeking further employment nor offset by any compensation which he may receive from future employment.

         All amounts payable by or on behalf of Kaydon under this agreement shall, unless specifically stated to the contrary in this agreement, be paid without notice or demand. Each and every payment made hereunder by or on behalf of Kaydon shall be final and Kaydon and its subsidiaries shall not, for any reason whatsoever, seek to recover all or any part of such payment from Executive or from whomever shall be entitled thereto.

5.       Confidentiality; Non-Solicitation; Cooperation; Consultancy.

         (a) Confidentiality. Executive agrees that at all times following Termination, he will not, without the prior written consent of Kaydon, disclose to any person, firm or corporation any confidential information of Kaydon or its subsidiaries which is now known to him or which hereafter (whether before or after his Termination) may become known to him as a result of his employment or association with Kaydon and which could be helpful to a competitor; provided, however, that the foregoing shall not apply to confidential information that becomes publicly disseminated by means other than a breach of this Agreement.

         (b) Cooperation. Executive agrees that, at all times following Termination, he will furnish such information and render such assistance and cooperation as may reasonably be requested in connection with any litigation or legal proceedings concerning Kaydon or any of its subsidiaries (other than any legal proceedings concerning Executive's employment). In connection with such cooperation, Kaydon will pay or reimburse Executive for all reasonable expenses incurred in cooperating with such requests.

         (c) Remedies for Breach. It is recognized that damages in the event of breach of this Section 5 by Executive would be difficult, if not impossible, to ascertain, and it is therefore agreed that Kaydon in addition to and without limitation of any other remedy or right it may have shall have the right to an injunction or other equitable relief in any court of competent jurisdiction enjoining any such breach, and Executive waives any and all defenses he may have on the ground of lack of jurisdiction or other equitable relief. The existence of this right shall not preclude Kaydon from pursuing any other rights and remedies at law or in equity which Kaydon may have.

6. Term of Agreement. Subject to Section 2 hereof, this Agreement shall terminate on _______________, 1998; provided, however, that this Agreement shall automatically renew for successive three-year terms unless Kaydon notifies Executive in writing at least 180 days prior to the expiration date that it does not desire to renew the Agreement for an additional term; and provided further, however, that such notice shall not be given and if given shall have no effect (i) within three years after a Change in Control or (ii) during any period of time when Kaydon has reason to believe that any third person has begun a tender or exchange offer, circulated a proxy to stockholders, or taken other steps or formulated plans to effect a Change in Control. That period of time ends when, in the opinion of the Board of Directors, the third person has abandoned or terminated his efforts or plans to effect a Change in Control.

7.       Miscellaneous.

         (a) Assignment. No right, benefit or interest under this agreement shall be subject to assignment, anticipation, alienation, sale, encumbrance, charge, pledge, hypothecation or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process; provided, however, that Executive may assign any right, benefit or interest under this Agreement if such assignment is permitted under the terms of any plan or policy of insurance or annuity contract governing such right, benefit or interest.

         (b) Construction of Agreement. Nothing in this Agreement shall be construed to amend any provision of any plan or policy of Kaydon other than as specifically stated here. This Agreement is not, and nothing here shall be deemed to create, an employment contract between Executive and Kaydon or any of its subsidiaries. Executive acknowledges that the rights of Kaydon and the subsidiary employing him to change or reduce at any time and from time to time his compensation, title, responsibilities, location and other aspects of the employment relationship or to discharge him prior to a Change in Control shall remain wholly unaffected by the provisions of this Agreement.

                 No waiver by either party to this Agreement at any time of any breach by the other party to this Agreement, or noncompliance with any condition or provision of this Agreement to be performed by such other party, shall be deemed a waiver of that or of any other provision or condition. This Agreement sets forth the entire agreement of the parties on the subjects addressed here and no agreements or representations express or implied on such subjects have been made by either party which are not set forth expressly in this Agreement.

         (c) Amendment. This Agreement may not be amended, modified or cancelled except by written agreement of the parties.

         (d) Waiver. No provision of this Agreement may be waived except by a writing signed by the party to be bound there.

         (e) Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall remain in full force and effect to the fullest extent permitted by law.

         (f) Successors. This Agreement shall be binding upon and inure to the benefit of Executive and his personal representative and heirs, and Kaydon and any successor organization or organizations which shall succeed to substantially all of the business and property of Kaydon whether by means of merger, consolidation, acquisition of substantially all of the assets of Kaydon or otherwise, including by operation of law. References here to duties and obligations of Kaydon following a Change in Control are binding upon and shall be the joint and several liability of Kaydon and any successor of it and all subsidiaries of Kaydon and any successors of any of them.

         (g) Taxes. Any payment or delivery required under this Agreement shall be subject to all requirements of the law with regard to withholding of taxes, filing, making of reports and the like. Kaydon shall use its best efforts to satisfy promptly all such requirements.


         IN WITNESS, the parties have executed this Agreement as of the day and year first above written.



KAYDON CORPORATION                                 EXECUTIVE


By:
   ----------------------------------------        -----------------------------

   Its                                             Name of Executive
        -----------------------------------        -----------------------------